Exhibit 99.1

AEO Inc. Announces CFO Transition

Reaffirms Second Quarter and Full-Year Fiscal 2026 Guidance

July 1, 2026 – PITTSBURGH – (BUSINESS WIRE) – American Eagle Outfitters, Inc. (NYSE: AEO) today announced that after 25 years of service, Mike Mathias, Executive Vice President – Chief Financial Officer will transition to serve as a full-time non-executive strategic advisor to Jay Schottenstein, Executive Chairman of the Board and Chief Executive Officer, effective August 3, 2026.

Ravi Thanawala will succeed Mathias as Executive Vice President - Chief Financial Officer, also effective August 3, 2026. To ensure a seamless leadership transition, Mathias will collaborate closely with Thanawala through the remainder of AEO’s 2026 fiscal year and continue supporting Schottenstein through July 30, 2027.

“I want to extend my immense appreciation to Mike for his exceptional leadership and dedicated service. Mike’s history with AEO runs incredibly deep. He began his career with the company in 1998, and though his professional journey took him elsewhere for a time, his love for AEO’s brands and people ultimately brought him back in 2017, where his significant impact led to his promotion to CFO in 2020. Throughout his tenure, he has successfully guided our organization through a rapidly evolving retail landscape and a period of significant growth, which is why I’ve asked Mike to step into the role of strategic advisor to me. Mike’s financial expertise and strategic foresight have been instrumental in strengthening the foundation of our business, driving long-term value and positioning AEO for a bright future,” said Jay Schottenstein.

Schottenstein continued, “We are pleased to welcome Ravi Thanawala to the executive team. His extensive retail background, dynamic leadership style and proven track record of delivering operational excellence for consumer-facing brands will position us well for long-term success.”

“I am incredibly proud of the financial and operational milestones we have achieved during my time as CFO,” said Mike Mathias. “I want to thank Jay, the Board of Directors and my colleagues for their partnership and extend my appreciation to our exceptional finance team for their dedication and resilience. I leave the finance function in highly capable hands, backed by the deep bench strength of our talented leaders–and I have full confidence in AEO’s continued momentum in the marketplace as I support a smooth transition.”

Incoming Executive Vice President - Chief Financial Officer, Ravi Thanawala said, “American Eagle Outfitters, Inc. has been a premier specialty retailer for generations with longstanding market leadership, and I am honored to step into the role as CFO. I have long admired AEO’s powerful portfolio of beloved lifestyle brands, including American Eagle and Aerie, as well as the disciplined financial foundation and strong operational framework that Jay, Mike and the team have established. My immediate priority is working with Mike to ensure a seamless transition that maintains organizational momentum. Looking ahead, I am excited to partner with Jay and leadership to accelerate long-term strategic initiatives, maintain financial discipline and unlock new avenues for profitable growth that will help to maximize value for our shareholders.”

In addition, AEO today reaffirmed its second quarter and full-year 2026 financial guidance, as previously announced in its earnings release on May 28, 2026.

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About Ravi Thanawala

Ravi Thanawala was appointed the Chief Financial Officer and President, North America of Papa John’s International, Inc. in November 2025 after serving as Chief Financial Officer and EVP, International since September 2024. Thanawala also served as Papa John’s Interim Chief Executive Officer from March 2024 to August 2024, after joining the company as Chief Financial Officer in July 2023. He previously held the role of Chief Financial Officer of Nike North America at Nike, Inc. from June 2020 to July 2023. From 2018 to 2020, Thanawala also served as the Global VP and CFO of the Converse brand. In addition, he was the Global VP of Retail Excellence from 2016 to 2018. Prior to Nike, Inc., Thanawala spent eight years at ANN INC. with progressively increasing responsibilities in finance and operations. He served in the finance leadership role for LOFT; led ANN INC’s Asia operations, global logistics and international trade based in Hong Kong; and rose to the position of CFO of the ANN INC. business, a subsidiary of Ascena Retail Group, Inc.

About American Eagle Outfitters, Inc.

American Eagle Outfitters, Inc. (NYSE: AEO) is a leading global specialty retailer with a portfolio of beloved apparel brands including American Eagle, Aerie, OFFL/NE by Aerie, Todd Snyder and Unsubscribed. Rooted in optimism, inclusivity and authenticity, AEO’s brands empower every customer to celebrate their unique personal style by offering casual, comfortable, timeless outfitting and high-quality products that are made to last.

AEO Inc. operates stores in the United States, Canada and Mexico, with merchandise available in more than 30 countries through a global network of license partners. Additionally, the company operates a robust e-commerce business across its brands. For more information, visit aeo-inc.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This release and related statements by management contain forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995), which represent management’s expectations or beliefs concerning future events, including, without limitation, expected results for the second quarter and full-year fiscal 2026. Words such as “outlook,” “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “may,” “potential,” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements made by the company are inherently uncertain because they are based on assumptions and expectations concerning future events and are subject to change based on many important factors, some of which may be beyond the company’s control. Except as may be required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise and even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. The following factors, in addition to the risks disclosed in Item 1A., Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended January 31, 2026 and in any other filings that we may make with the Securities and Exchange Commission, in some cases have affected, and in the future could affect, the company’s financial performance and could cause actual results to differ materially from those expressed or implied in any of the forward-looking statements included in this release or otherwise made by management: the risk that the company’s operating, financial and capital plans may not be achieved; our inability to anticipate fluctuations in customer demand and respond to changing consumer preferences and fashion trends and to manage our inventory commensurately; the seasonality of our business; our inability to achieve planned store financial performance and gain market share in the face of declining shopping center traffic or attract customers to our stores; our inability to react to raw material cost, labor and energy cost increases; our inability to respond to changes in e-commerce and leverage omni-channel capabilities; our inability to execute on our key business priorities; our inability to expand internationally; difficulty with our international merchandise sourcing strategies; the impact that foreign trade issues, including import tariffs and other trade restrictions imposed by the U.S., China or other countries have had, and may continue to have, on our product costs, as well as continued uncertainty with respect to tariffs and other trade restrictions, the possibility that product costs may be affected by other foreign trade issues, such as currency exchange rate fluctuations, increasing prices for raw materials, supply chain issues, the potential for a trade war, political instability or other reasons; challenges with information technology systems, including safeguarding against security breaches; changes to U.S. or other countries’ trade policies and tariff and import/export regulations, and global economic, public health, social, political and financial conditions, and the resulting impact on consumer confidence and consumer spending, as well as other changes in consumer discretionary spending habits, which could have a material adverse effect on our business, results of operations and liquidity.

The use of the “company,” “AEO,” “we,” “us,” and “our” in this release refers to American Eagle Outfitters, Inc.

CONTACT

Corporate Communications

412-432-3300

LineMedia@ae.com